UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sana Biotechnology, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to disclose the planned retirement of Bernard J. Cassidy from his role as Executive Vice President, General Counsel, and Corporate Secretary. Mr. Cassidy’s retirement is expected to be effective on October 20, 2025, contingent upon and effective as of immediately prior to the commencement of his successor’s employment with the Company. Following the effectiveness of Mr. Cassidy’s retirement, the Company expects that Mr. Cassidy will provide transition-related services to the Company. Mr. Cassidy’s retirement is voluntary and for personal reasons, and is not a result of any disagreement with the Company on any matter, including the Company’s operations, policies, practices, or otherwise.

Item 8.01 Other Events.

In connection with Mr. Cassidy’s retirement described under Item 5.02 of this Current Report, the Company has entered into an offer letter with Aaron M. Grossman pursuant to which Mr. Grossman is expected to commence employment, effective as of October 20, 2025, as the Company’s Executive Vice President, Chief Legal Officer.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements regarding Mr. Cassidy’s retirement and the commencement of Mr. Grossman's employment as his successor. These forward-looking statements reflect the Company’s current expectations and are based on currently available information. These forward-looking statements are not guarantees and are subject to risks, uncertainties, and assumptions that are difficult to predict, including with respect to the timing and effectiveness of the events contemplated in these forward-looking statements and certain other risks covered in the Risk Factors identified in the Company’s filings with the Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the period ended June 30, 2025. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sana Biotechnology, Inc.

Date: September 5, 2025	By:	/s/ Steven D. Harr, M.D.
Steven D. Harr, M.D.
President and Chief Executive Officer